UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2013

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-31817	42-1241468
(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue

Port Washington, New York 11050

(Address of Principal Executive Offices) (Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On February 7, 2013, Cedar Realty Trust, Inc. (the “Company”) priced an underwritten public offering of 2,000,000 shares of its 7.25% Series B Cumulative Redeemable Preferred Stock (liquidation preference $25.00 per share) (“Series B Preferred Stock”), plus an option of the underwriters to purchase an additional 300,000 shares of Series B Preferred Stock pursuant to an effective registration statement. In connection with the offering, the Company filed Articles Supplementary with the Maryland State Department of Assessments and Taxation (the “Department”) classifying an additional 2,500,000 shares of the Company’s authorized preferred stock as additional shares of Series B Preferred Stock. The reclassification increases the number of authorized shares classified as Series B Preferred Stock to 10,000,000 shares. A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference. In addition, in connection with the offering, Cedar Realty Trust Partnership, L.P. amended its Agreement of Limited Partnership to permit the issuance of additional 7.25% Series B Cumulative Redeemable Preferred Partnership Units (the “Series B Preferred Partnership Units”), and to authorize the issuance of the Series B Preferred Partnership Units to its general partner, from time to time. A copy of Amendment No. 9 to the Agreement of Limited Partnership of Cedar Realty Trust Partnership, L.P. is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 8.01.	Other Events.

Reference is made to the Company’s registration statement on Form S-3, as amended (File no. 333-179956), which became effective May 2, 2012 pursuant to which the Company registered the sale of up to $1,000,000,000 of equity securities. On February 7, 2013, the Company and Cedar Realty Trust Partnership, L.P. entered into an underwriting agreement with Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters in connection with the underwritten public offering by the Company of 2,000,000 shares of Series B Preferred Stock. Some of the proceeds from this offering will be used to redeem on March 11, 2013, all the remaining 1,407,969 outstanding shares of the Company’s 8.875% Series A Cumulative Redeemable Preferred Stock. A copy of the underwriting agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.

On February 7, 2013 Stroock & Stroock & Lavan LLP rendered their opinions as to the validity of the Series B Preferred Stock and a tax opinion, copies of which are filed as Exhibits 5.1 and 8.1 hereto, respectively, which opinions are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated February 7, 2013, by and among Cedar Realty Trust, Inc., Cedar Realty Trust Partnership, L.P., Wells Fargo Securities, LLC and Merrill, Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters.

3.1	Articles Supplementary to Articles of Incorporation of the Company.

3.2	Amendment No. 9 to Agreement of Limited Partnership of Cedar Realty Trust Partnership, L.P.

5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to validity of the Series B Preferred Stock.

8.1	Opinion of Stroock & Stroock & Lavan LLP with respect to tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2013

CEDAR REALTY TRUST, INC.

By:	/s/ Bruce J. Schanzer
Bruce J. Schanzer
President and CEO

Exhibit Index

Exhibit Number	Description

1.1	Underwriting Agreement dated February 7, 2013, by and among Cedar Realty Trust, Inc., Cedar Realty Trust Partnership, L.P. , Wells Fargo Securities, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters.

3.1	Articles Supplementary to Articles of Incorporation of the Company.

3.2	Amendment No. 9 to Agreement of Limited Partnership of Cedar Realty Trust Partnership, L.P.

5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to validity of the Series B Preferred Stock.

8.1	Opinion of Stroock & Stroock & Lavan LLP with respect to tax matters.

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